UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 11, 2011

FRANKLIN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-35085	27-4132729
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4501 Cox Road, Glen Allen, Virginia 23060

(Address of principal executive offices) (Zip Code)

(804) 967-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 11, 2011, Franklin Financial Corporation (the “Company”), Franklin Financial Corporation MHC, FFC, Inc. and Franklin Federal Savings Bank entered into an Agency Agreement with Sandler O’Neill & Partners, L.P (“Sandler O’Neill”) and Davenport & Company LLC (“Davenport”), pursuant to which Sandler O’Neill will act as marketing agent during the Company’s subscription offering and also as marketing agent during the Company’s community offering, if held. If a syndicated offering is held, Sandler O’Neill will act as sole book-running manager and Davenport will serve as co-manager.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1 (Registration No. 333-171108) filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated February 11, 2011. For a description of the fees to be paid to Sandler O’Neill and Davenport, see “The Conversion and Stock Offering — Marketing Arrangements” in the prospectus contained in the registration statement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

1.1	Agency Agreement among Franklin Financial Corporation, Franklin Financial Corporation MHC, FFC, Inc., Franklin Federal Savings Bank, Sandler O’Neill & Partners, L.P., and Davenport & Company LLC, dated February 11, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRANKLIN FINANCIAL CORPORATION

Date: February 16, 2011	By:	/s/ Richard T. Wheeler, Jr.
Richard T. Wheeler, Jr.
Chairman, President and Chief Executive Officer

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